Exhibit 99.2

Harmonic Announces Intent to Repurchase Up to $100 Million of Its Common Stock Through A

Modified “Dutch Auction” Tender Offer

SAN JOSE, Calif. — April 22, 2013 — Harmonic (NASDAQ: HLIT), the worldwide leader in video delivery infrastructure, today announced that it expects to commence a modified “Dutch Auction” tender offer to purchase up to 16 million shares of its common stock at a price per share not less than $5.75 and not greater than $6.25. The tender offer is expected to commence on April 26, 2013, and to expire on May 24, 2013, unless extended. The number of shares proposed to be purchased in the tender offer represents approximately 14.1% of Harmonic’s currently outstanding common stock. Tenders of shares must be made prior to the expiration of the tender offer and may be withdrawn at any time prior to that time.

On the terms and subject to the conditions of the tender offer, Harmonic’s stockholders will have the opportunity to tender some or all of their shares at a price within the $5.75 to $6.25 per share range. Based on the number of shares tendered and the prices specified by the tendering stockholders, Harmonic will determine the lowest per-share price within the range that will enable it to purchase 16 million shares, or such lesser number of shares that are tendered and not withdrawn. All shares accepted in the tender offer will be purchased at the same price per share even if a stockholder tendered at a lower price. If stockholders tender more than 16 million shares at or below the purchase price per share, Harmonic will purchase the shares tendered at or below the determined purchase price by those stockholders, subject to proration and certain other factors.

The tender offer is not contingent upon any minimum number of shares being tendered. The tender offer is, however, subject to a number of customary terms and conditions.

None of Harmonic, its board of directors, the dealer manager, the depositary or the information agent is making any recommendations to stockholders as to whether to tender or refrain from tendering their shares into the tender offer. Stockholders must decide how many shares they will tender, if any, and the price within the stated range at which they will offer their shares for purchase by Harmonic.

Harmonic’s directors and executive officers have advised Harmonic that they do not intend to tender any of their shares in the tender offer.

Barclays is Harmonic’s financial advisor and dealer manager for the tender offer. The information agent is MacKenzie Partners, Inc. and the depositary is Computershare Shareholder Services, LLC. The Offer to Purchase, a letter of transmittal and related documents will be mailed to stockholders of record and also will be made available for distribution to beneficial owners of Harmonic’s stock. For questions and information, please call the information agent toll-free at (800) 322-2885 or (212) 929-5500 (call collect).

Further information about Harmonic and the company’s products is available at www.harmonicinc.com.

# # #

News Release for Informational Purposes Only

THIS PRESS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND DOES NOT CONSTITUTE AN OFFER TO BUY SOLICITATION OF AN OFFER TO SELL SHARES OF HARMONIC’S COMMON STOCK. THE TENDER OFFER WILL BE MADE ONLY PURSUANT TO THE OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND RELATED MATERIALS THAT HARMONIC WILL DISTRIBUTE TO ITS STOCKHOLDERS AFTER HARMONIC FILES WITH THE SECURITIES AND EXCHANGE COMMISSION ITS “SCHEDULE TO” AND OFFER TO PURCHASE. STOCKHOLDERS AND INVESTORS SHOULD READ CAREFULLY THE OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND RELATED MATERIALS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING THE VARIOUS TERMS OF, AND CONDITIONS TO, THE TENDER OFFER. AFTER HARMONIC FILES ITS “SCHEDULE TO” AND OFFER TO PURCHASE WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH FILING IS PRESENTLY EXPECTED TO BE MADE ON APRIL 26, 2013, STOCKHOLDERS AND INVESTORS MAY OBTAIN A FREE COPY OF THE TENDER OFFER STATEMENT ON “SCHEDULE TO,” THE OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND OTHER DOCUMENTS THAT HARMONIC WILL BE FILING WITH THE SECURITIES AND EXCHANGE COMMISSION AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT WWW.SEC.GOV OR BY CONTACTING MACKENZIE PARTNERS, INC., THE INFORMATION AGENT FOR THE TENDER OFFER, AT 105 MADISON AVENUE, NEW YORK, NEW YORK 10016 OR BY CALLING TOLL-FREE AT (800) 322-2885 OR (212) 929-5500 (CALL COLLECT). STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS PRIOR TO MAKING ANY DECISION WITH RESPECT TO THE TENDER OFFER.

About Harmonic

Harmonic (NASDAQ: HLIT) is the worldwide leader in video delivery infrastructure for emerging television and video services. The company’s production-ready innovation enables content and service providers to efficiently create, prepare, and deliver differentiated services for television and new media video platforms. More information is available at www.harmonicinc.com.

This press release contains forward-looking statements, as defined under the Federal securities laws. These forward-looking statements include statements regarding Harmonic’s expectation regarding the timing for filing its Schedule TO, Offer to Purchase and other tender offer documents and launching and completing its common stock tender offer. These forward-looking statements are not guarantees and are subject to risks, uncertainties and assumptions that could cause the timing of the filing of the Schedule TO, Offer to Purchase and other tender documents and launching and completing the tender offer to differ materially and adversely from the timing expressed in the forward-looking statements in this press release. Factors that could cause actual results to differ materially include risks and uncertainties, including, but not limited to, risks associated with the completion of the review and preparation of such filings and the review and completion of our application by the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to Harmonic’s expectations as of the date hereof. Harmonic undertakes no obligation to update these forward-looking statements as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

News Release for Informational Purposes Only

THIS PRESS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND DOES NOT CONSTITUTE AN OFFER TO BUY SOLICITATION OF AN OFFER TO SELL SHARES OF HARMONIC’S COMMON STOCK. THE TENDER OFFER WILL BE MADE ONLY PURSUANT TO THE OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND RELATED MATERIALS THAT HARMONIC WILL DISTRIBUTE TO ITS STOCKHOLDERS AFTER HARMONIC FILES

WITH THE SECURITIES AND EXCHANGE COMMISSION ITS “SCHEDULE TO” AND OFFER TO PURCHASE. STOCKHOLDERS AND INVESTORS SHOULD READ CAREFULLY THE OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND RELATED MATERIALS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING THE VARIOUS TERMS OF, AND CONDITIONS TO, THE TENDER OFFER. AFTER HARMONIC FILES ITS “SCHEDULE TO” AND OFFER TO PURCHASE WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH FILING IS PRESENTLY EXPECTED TO BE MADE ON APRIL 26, 2013, STOCKHOLDERS AND INVESTORS MAY OBTAIN A FREE COPY OF THE TENDER OFFER STATEMENT ON “SCHEDULE TO,” THE OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND OTHER DOCUMENTS THAT HARMONIC WILL BE FILING WITH THE SECURITIES AND EXCHANGE COMMISSION AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT WWW.SEC.GOV OR BY CONTACTING MACKENZIE PARTNERS, INC., THE INFORMATION AGENT FOR THE TENDER OFFER, AT 105 MADISON AVENUE, NEW YORK, NEW YORK 10016 OR BY CALLING TOLL-FREE AT (800) 322-2885 OR (212) 929-5500 (CALL COLLECT). STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS PRIOR TO MAKING ANY DECISION WITH RESPECT TO THE TENDER OFFER.

EDITOR’S NOTE – Product and company names used herein are trademarks or registered trademarks of their respective owners.

CONTACTS:

Investors:

Carolyn V. Aver

Chief Financial Officer

Harmonic Inc.

+1.408.542.2500

Mark Harnett/Amy Bilbija

MacKenzie Partners, Inc.

+1.800.322.2885/+1.212.929.5500 (collect)/+1.650.798.5206

Media:

John Christiansen/Jenny Gore

Sard Verbinnen & Co

+1.415.618.8750